UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 3, 2022
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Cricut, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40257	87-0282025
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
10855 South River Front Parkway
South Jordan, Utah 84095
(Address of principal executive offices, including zip code)
(385) 351-0633
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CRCT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 3, 2022, Martin Petersen, Chief Financial Officer of Cricut, Inc. (Cricut), who has been with Cricut for over 10 years, informed Cricut of his intention to step down from his position as Chief Financial Officer, effective March 31, 2022, and to retire from Cricut effective September 30, 2022. Mr. Petersen will remain employed by Cricut as Executive Vice President and Senior Advisor from April 1, 2022 until his retirement.

Cricut also announced that Kimball Shill will succeed Mr. Petersen as Cricut’s Chief Financial Officer, effective April 1, 2022. Mr. Shill, 58, is currently the Executive Vice President of Operations at Cricut, where he has worked since May 2019. Previously he served as Cricut’s Senior Vice President of Operations and Quality. From June 2015 through December 2018, Mr. Shill was Chief Executive Officer of Color by Amber, a private-equity backed jewelry company. Mr. Shill holds an MBA degree from The Wharton School, a JD degree from the University of Pennsylvania Law School, and a BA degree from Brigham Young University.

There are no arrangements or understandings between Mr. Shill and any other persons pursuant to which he was appointed as the Chief Financial Officer of the Company. There are no family relationships between Mr. Shill and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Shill pursuant to Item 404(a) of Regulation S-K. The Company intends to file an amendment to this Form 8-K following determination of any material compensation changes in connection with Mr. Shill’s service as the Chief Financial Officer of the Company.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release issued by Cricut, Inc. dated January 5, 2022
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cricut, Inc.

Date:	January 5, 2022	/s/ Martin F. Petersen
Martin F. Petersen
Chief Financial Officer